Exhibit 10.5

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND SENIOR NOTE

This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND SENIOR NOTE (this “Amendment”) is made as of January , 2007 by the undersigned parties to the Note Purchase Agreement, dated as of May 5, 2006 (as has been amended and as may be amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), among Monogram Biosciences, Inc. (the “Company”) and Pfizer Inc (the “Holder”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

W I T N E S S E T H:

WHERAS, pursuant to the Note Purchase Agreement the Company issued its 3% Senior Secured Convertible Notes due May 19, 2010, in the aggregate principal amount of $25,000,000, as amended from time to time (as so amended, the “Senior Note”) evidencing the loan of such funds to the Company;

WHERAS, The Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of January 11, 2007 with Highbridge International LLC, and the Company and U.S. Bank National Association, a national banking association, as trustee (the “Subordinated Creditor”), and concurrently therewith are entering into an Indenture, dated as of January , 2007, as amended from time to time (as so amended, the “Indenture”) pursuant to which the Company shall issue its 0% Convertible Senior Unsecured Notes due 2026, in the aggregate original principal amount of $30,000,000 (the “Subordinated Note”) evidencing certain long term indebtedness to be loaned by the holders of the Subordinated Note to the Company;

WHERAS, to induce the Holder to consent to the issuance of the Subordinated Note (i) the Subordinated Creditor on behalf of the Noteholders (as defined in the Indenture) shall enter into the Subordination Agreement to be dated on the date hereof in the form attached hereto as Exhibit A (the “Subordination Agreement”) and (ii) the Company shall acknowledge and agree to the terms of the Subordination Agreement by executing the Acknowledgment and Agreement attached to the Subordination Agreement (the “Acknowledgment and Agreement”) and (iii) the Senior Note and the Note Purchase Agreement shall be amended as provided herein;

WHERAS, to induce the Holder to consent to the terms of subordination of the Subordinated Note, the Company wishes to agree to the amendment of the Note Purchase Agreement and the Senior Note as provided herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments to Note Purchase Agreement. The first “Whereas” clause of the Note Purchase Agreement is hereby deleted and replaced in its entirety by the following:

“WHEREAS, the Company wishes to sell to the Purchaser, and Purchaser wishes to purchase from the Company, a 3% Senior Secured Convertible Note in the principal amount of $25,000,000 and in the form attached hereto as Exhibit A (as hereinafter amended, supplemented or otherwise modified in accordance with its terms, the “Note”), on the terms and subject to the conditions set forth in this Agreement.”

2. Amendment and Restatement of the Senior Note. The Senior Note shall be amended and restated in the form attached hereto as Exhibit B (the “Amended and Restated Note”). The Company shall execute and deliver the Amended and Restated Note on the date hereof.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the conditions precedent that Holder shall have received:

(a) counterparts of this Amendment duly executed by the Company;

(b) the duly executed Amended and Restated Note;

(c) counterparts of the Subordination Agreement duly executed by the Subordinated Creditor and counterparts of the Acknowledgment and Agreement duly executed by the Company;

(d) the Indenture and the other Subordinated Note Documents (as defined in the Subordination Agreement) in the form as presented to the Holder on January , 2007.

4. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) The execution, delivery and performance by the Company of this Amendment, the Acknowledgment and Agreement and the Amended and Restated Note are within its powers, have been duly authorized by all necessary action pursuant to its organizational documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the organizational documents of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(b) This Amendment, the Note Purchase Agreement as amended hereby, the Subordination Agreement as acknowledged and agreed to in the Acknowledgment and the Amended and Restated Note as amended and restated hereby, constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) there exists no default or Event of Default pursuant to the Senior Note and (ii) the representations and warranties of the Company set forth in the Note Purchase Agreement and the Note Security Agreement shall be true and correct in all material respects as of the date hereof (except those representations and warranties which are limited to a specific date, which are true and correct in all material respects as of such date and those representations and warranties already qualified with respect to materiality, which shall be true and correct in all respects), provided that the Company shall not be required to update any of the schedules referred to in such representations and warranties solely in order to comply with this clause (c)(ii).

5. Reference to and Effect on the Note Purchase Agreement and the Amended and Restated Note.

(a) Upon the effectiveness of Sections 1 and 2 hereof, each reference to the Note Purchase Agreement in the Note Purchase Agreement or any other Transaction Document shall mean and be a reference to the Note Purchase Agreement as amended hereby and each reference to the Note shall be a reference to the Note as amended and restated hereby.

(b) Except as specifically amended above, the Note Purchase Agreement, the Amended and Restated Note, the Note Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

6. No Waiver. Except as expressly stated herein, Holder reserves all rights, privileges and remedies under the Senior Note Documents. Except as amended hereby, the Note Purchase Agreement and the other Transaction Documents remain unmodified and in full force and effect. In addition, if the conditions to effectiveness of this Amendment are not satisfied, Holder shall not be deemed to have consented to the terms of the subordination as set forth in the Subordination Agreement or represented or acknowledged in any way that it deems the terms of subordination reasonably satisfactory for the purposes of Section 9(a)(viii) of the Senior Note.

7. Release. In further consideration of the execution by the Holder of this Amendment, the Company, on behalf of itself and each of its affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases, acquits, and forever discharges the Holder, its advisors, professionals and employees, each affiliate of the foregoing and all of their successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) the Note Purchase Agreement or any of the other Transaction Documents, (ii) the negotiation, documentation and execution of this Amendment and any documents referred to herein (including, without limitation, the Subordination Agreement). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

8. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THEY ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

11. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

MONOGRAM BIOSCIENCES, INC.

By:
Name:
Title:

PFIZER INC.

By:
Name:
Title: